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                                                                   EXHIBIT 10.30


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.

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                                 FORM OF WARRANT

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                                                                 _________, 1997

              Diedrich Coffee, Inc., a Delaware corporation ("Company"), hereby grants to ___________, a ____________ ("Holder"), or its registered assigns the right to acquire the shares of Common Stock issuable upon exercise hereof, subject to the terms and conditions set forth below:

         1. Definitions. As used in this Warrant, the following terms shall mean:

            1.1 "Agreement" -- shall mean the Term Loan Agreement of even date, between Company and Holder.

            1.2 "Common Stock" -- shall mean the Common Stock, $0.01 par value issued by Company issuable on exercise of this Warrant.

            1.3 "Company" shall include Diedrich Coffee, Inc. and each successor corporation or Diedrich Coffee, Inc. under this Warrant, whether such assumption is express, implied, or by operation of law.

            1.4 "Determination Date" -- shall mean the date on which Company receives Holder's written notice of an exercise of the stock purchase right pursuant to Section 2.1 hereof.

            1.5 "Indemnified Person" -- shall have the meanings given in Section 3.7(a) and Section 3.7(b).

            1.6 "Issuance Date" -- shall mean the date of this Warrant.



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            1.7 "Note" -- shall mean the Secured Promissory Note issued by
Company to Holder as further described in the Agreement.

            1.8 "Liability" -- shall have the meaning given in Section 3.7.

            1.9 "Purchase Price" -- shall mean initially $2.25 per share, as adjusted in accordance with Section 5, depending upon the context.

            1.10 "Registration Expenses" -- shall have the meaning given in
Section 3.6.

            1.11 "SEC" -- shall mean the Securities Exchange Commission.

            1.12 "Securities Act" -- shall mean the Securities Act of 1933, as amended.

            1.13 "Shares" -- shall mean the shares of Warrant Stock for which this Warrant may be exercised pursuant to Section 2.1 hereof.

            1.14 "Subsidiary" -- shall mean any corporation, association or other business entity at least fifty percent (50%) of the outstanding voting stock of which is at the time owned or controlled directly or indirectly by Company or by one or more of such subsidiary entities or both.

            1.15 "Warrant Amount" -- shall mean an amount equal to the initial Purchase Price times _________ shares, as reduced by the exercise of rights hereunder; provided however that if Company repays Holder all amounts due under the Note within 120 days of the date hereof, thereafter the term "Warrant Amount" shall mean an amount equal to the initial Purchase price times ________ [one-half of initial warrant amount] shares, as reduced by the exercise of rights hereunder.

            1.16 "Warrant Stock" -- shall mean the authorized and unissued Common Stock reserved for issuance upon exercise of the Warrant.

         2. Right to Purchase.

            2.1 Exercise. Holder shall have the right to purchase for all or any portion of the Warrant Amount that number of shares of fully paid and nonassessable Warrant Stock of Company which is determined by dividing the Warrant Amount by the


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Purchase Price. Such right shall be exercisable at any time through and including _____________, 2003, or, if later, one year after the final payment of all principal and accrued interest on the Secured Promissory Note issued to Holder pursuant to the Agreement (the "Note"). Upon the surrender of this Warrant to Company, accompanied by Holder's written notice of exercise and a payment of the Purchase Price for the Shares identified in the notice, Company shall, within ten (10) days from the date of Company's receipt of such notice
(a) issue and deliver to Holder certificates evidencing the Shares (as hereinafter set forth) and (b) if any or all of rights to purchase evidenced by this Warrant remain unexercised, return this Warrant or a substitute Warrant to Holder with such notation thereon as appropriate to indicate that partial exercise has occurred and to purchase rights. For the purpose of this Section 2, the purchase shall be deemed to occur at the close of business on the Determination Date. In the event that Holder shall elect to exercise its right with respect to less than the entire number of shares covered by this Warrant, such partial exercise shall not be interpreted to prevent Holder or its transferees, successors or assignees from asserting the then unexercised rights or constitute a waiver of such unexercised rights.

            2.2 Form of Payment: "Cashless" Exercise. Payment on exercise of this Warrant may be in cash, by check payable to the order of the Company, by surrender of one or more of the Company's promissory notes (or portion thereof), securities, or other obligations (or portion thereof), or any combination of the above. At Purchaser's option, exercisable in the notice delivered pursuant to
Section 2.1, all or a portion of the Purchase Price may be paid by surrendering a portion of the Shares. The value attributed to any Shares so surrendered shall be the closing offer price on the date of the notice.

            2.3 Fractional Shares. No fractional shares of Warrant Stock, or other class of capital stock, will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, Company shall make a cash payment therefor upon the basis of the fair market value of each Share as of the Determination Date, as determined in good faith by the Board of Directors of Company less the Purchase Price.

            2.4 Interest Adjustment. The parties agree that if the Note was not accompanied by this Warrant, the interest rate would be not more than one percent (1%) higher.

            2.5 Surrender Warrant Following Kickout. If Company repays Holder all amounts due under the Note within 120 days of the date hereof, Holder shall immediately surrender this Warrant to Company and Company shall reissue to Holder a replacement Warrant reflecting the change in the Warrant Amount.


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         3. Registration Rights; Transfer of Securities. This Warrant and the
Warrant Stock to be issued pursuant to exercise of this Warrant is not transferable except, to the extent such transfers would not violate the provisions of the Securities Act or any applicable state securities laws, (a) to affiliates (as such term is defined in Rule 144 of the Securities Act) of the Holder who are accredited investors within the meaning of Regulation D of the Securities Act, (b) such other persons upon the prior written consent of Company, which consent shall not be unreasonably be withheld, or (c) upon the conditions specified in this Section 3, which conditions are intended to assure compliance with the provisions of the Securities Act and state securities laws in respect of the transfer of any such Warrants or Warrant Stock.

            3.1 Restrictive Legends. Unless and until they are registered under the Securities Act, this Warrant (and any replacement therefor) and the Shares issued upon the exercise of this Warrant shall be stamped or otherwise imprinted with legends in substantially the following form:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.

            Company may cause its transfer agent to stop the transfer of such Warrants or Warrant Stock if Holder or the owner of Warrant Stock wishing to make the transfer fails to provide the Company with such a written opinion of counsel.

            3.2 Notice of Proposed Transfers. Subject to Section 3.1, prior to any transfer or attempted transfer of this Warrant (or any Warrant Stock) bearing the legend described in Section 3.1, Holder (or the owner of Warrant Stock) shall give the Company written notice of its intention so to do, describing briefly the nature of any such proposed transfer. If, in the written opinion of counsel for Holder (or the owner of Warrant Stock), in form and substance reasonably satisfactory to the Company or its counsel, addressed to the Company or Holder (or the owner of Warrant Stock), the proposed transfer may be effected without registration of this Warrant (or such Warrant Stock), this Warrant (or the Warrant Stock proposed to be transferred) may be transferred in accordance with the terms of said notice and in compliance with applicable state securities laws and regulations. Company shall not be required to effect any such transfer prior to the receipt of such


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favorable opinion; provided that if the proposed transfer is governed by Rule
144 promulgated by the SEC, or any successor rule, such opinion shall not be required, but Company may prevent such transfer until it receives evidence satisfactory to it and its counsel that the transfer complies with Rule 144. Each transfer shall comply with all applicable state securities laws and regulations.

            3.3 Piggyback Registration. If Company at any time prior to __________, 2003 proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the SEC is applicable or any other form or type of registration in which the Warrant Stock cannot be included pursuant to SEC rule or practice), it will give a written notice to Holder and the registered owners of Warrant Stock of its intention to do so. If such registration is proposed on a form which permits inclusion of the Warrant Stock, upon the written request of Holder or any owner of Warrant Stock given within 30 days after the transmittal by Company to such Holder or owner of such notice, the Company will, subject to the limits contained in this Section 3.3, use its best efforts to cause all Warrant Stock which said requesting Holder or owner identifies in its request (including Warrant Stock to be issued upon exercise of this Warrant) to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by such Holder or owner. Notwithstanding the above, however, if the underwriter managing such registration gives a written notice to the person requesting registration pursuant to this Section 3.3 that market or economic conditions limit the amount of securities of the Company which may reasonably be expected to be sold, the underwriter shall first exclude from the proposed registration the shares of Common Stock which persons other than (a) such requesting Holder or owners of Warrant Stock, (b) the holders of the warrants issued pursuant to the Other Agreements (as that term is defined in the Agreement) or (c) Company have requested to be registered. If, after such exclusion, the total number of shares of Common Stock to be registered still exceeds the number of shares of Common Stock which the underwriter will permit to be registered, each requesting Holder or owner will be allowed to register Warrant Stock pro rata according to the proportion which the number of shares of Warrant Stock held (including shares issuable upon exercise of this Warrant) by such requesting Holder or owner bears to the total number of shares of Common Stock which were proposed to be sold by the underwriter. Company may for any reason determine not to proceed with a proposed registration of its securities even though Holder or one or more owners of Warrant Stock has requested the inclusion of Warrant Stock in such proposed registration. However, if Company determines not to proceed and withdraws the Company's registration statement, Company shall pay all fees and expenses reasonably incurred by the requesting Holder or owner(s) in connection with the proposed registration.


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            3.4 Demand Registration. Company shall use its best efforts to qualify and remain qualified for registration of the Warrant Stock on Form S-3 (or a similar short-form registration statement). If singly or in combination, the Holder, holders of any other warrant issued pursuant to the Agreement or the Other Agreements, or owners of Common Stock issued pursuant to this Warrant or any other warrant issued pursuant to the Agreement or the Other Agreements request to have 300,000 or more of their shares of Common Stock (or shares of Warrant Stock which they are entitled to acquire under this or such other warrants) registered, Company will use its best efforts to promptly register such shares on Form S-3 (or a similar short-form registration statement). Such request(s) shall be in writing and shall state the number of shares of Warrant Stock to be registered and the intended method of disposition of such Warrant Stock in sufficient detail to permit a description in a registration statement and shall contain a statement of a good-faith intention to sell the Warrant Stock proposed to be registered. The Company may delay registration pursuant to this Section 3.4 if, in the good-faith judgment of the Company, such registration will hinder or interfere with a concurrent or proposed security issuance of, or acquisition by, the Company; provided that the Company shall use its best efforts to effect the registration following the completion of the transaction or transactions involving such issuance or acquisition. The Company shall give notice to Holder and all registered owners of Warrant Stock of the receipt of a request for registration pursuant to this Section 3.4 and shall provide a reasonable opportunity for such persons to participate in the registration. If any requesting Holder or owner of Warrant Stock determines not to proceed with a registration requested pursuant to this Section 3.4 and the registration is not completed (or is completed but less than 300,000 shares of Warrant Stock are registered), such withdrawing Holder or owner shall pay its proportionate share of the expenses reasonably incurred by Company pursuant to the registration request, unless the decision not to proceed is:

                (a) based upon a material adverse fact or condition relating to Company which was not disclosed to such Holder or owner of Warrant Stock prior to the request for registration;

                (b) based upon a written opinion of such Holder or owner's counsel that one or more specific statements or omissions in the proposed registration statement are materially misleading without changes which Company declines to make after written request therefor; or

                (c) followed by a decision by Company or other holders of Company's Common Stock (or holders of rights to such stock) to proceed with the registration in question, which results in the proposed registration statement becoming


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effective with respect to shares of Common Stock to be issued by the Company or held by others.

            3.5 Registration Procedures. If and whenever Company proposes the registration of any of its securities under the Securities Act, or is in receipt of a request pursuant to Section 3.3 or 3.4, Company will, as expeditiously as possible, subject in all cases to the right of Company to withdraw a proposed registration as described in Section 3.3 or delay the registration as described in Section 3.4.

                (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period provided for in Section 3.5(g);

                (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period provided for in Section 3.5(g) and to otherwise comply with the provisions of the Securities Act with respect to the sale or other disposition of the securities covered by such registration statement;

                (c) furnish to Holder and the owners of Warrant Stock whose securities are to be included in the registration such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Holder or such owners may reasonably request to facilitate the sale or other disposition of the Warrant Stock to be covered by such registration statement;

                (d) use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as Holder or the owners of Warrant Stock participating in such registration shall reasonably request and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Holder or owners to consummate the sale or other disposition in such jurisdictions of the securities owned by them which are covered by the registration statement in question, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                (e) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by Holder and the


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owners of Warrant Stock who have requested registration copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel; and

                (f) furnish to Holder and each requesting owner of Warrant Stock a signed counterpart, addressed to such Holder or owner, of (i) an opinion of counsel for Company, dated the effective date of the registration statement, and
(ii) a "comfort" letter signed by the independent public accountants who have certified Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in case of the accountants' letter with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities; and

                (g) notwithstanding any other provision of this Section 3, Company shall not in any event be required to us its best efforts to maintain the effectiveness of any such registration statement for a period in excess of 90 days (or at the request of Holder or any owner of Warrant Stock who so requests, an additional 90 days).

            3.6 Expenses. All expenses incurred in effecting all registrations provided for above, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Company, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions relating to a registration pursuant to Section 3.3 or 3.4 hereof (all of such expenses referred to as "Registration Expenses") shall be paid by Company; provided, however, that Company shall bear the Registration Expenses for no more than two registrations pursuant to Section 3.4 for all holders of this Warrant and the warrants issued in connection with the Other Agreements. The Company shall not pay any fees or expenses of counsel for Holder or the owners of Warrant Stock or any counsel for underwriters or any fees or commissions due to any underwriter with respect to any Warrant Stock.


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            3.7 Indemnification.

                (a) In the event of any registration of any of its securities under the Securities Act pursuant to Section 5, Company shall indemnify and hold harmless the seller of such securities, each underwriter (as defined in the Securities Act), and each other person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating seller (individually and collectively the "Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) is caused by (i) any untrue statement of material fact contained on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 3.7(d), Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability, provided, however, that Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability is caused by any untrue statements or omissions made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished to Company by such Indemnified Person specifically for use therein; and provided further, that Company shall not be required to indemnify any Indemnified Person against any liability caused by any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any lability which is caused by the failure of any person other than Company to deliver a prospectus as required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive transfer of such securities by such seller.

                (b) If, at the request of Holder or any owner of Warrant Stock, Company shall register any of the Warrant Stock of such requesting Holder or owner, that requesting Holder or owner shall indemnify and hold harmless Company, Company's directors and officers, each underwriter and each other person, if any,who controls (within the meaning of the Securities Act) Company or such underwriter (individually and collectively also the "Indemnified Person") against any liability (or actions in respect thereof) was caused by (i) the disposition of this Warrant or Warrant Stock by such Holder or owner in violation of the provisions of Section 3.2; (ii) an untrue statement of material fact contained in, on the effective date thereof, any registration statement under which such securities were registered, any preliminary prospectus or final prospectus contained


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

therein, or any amendment or supplement thereto, which untrue statement was included therein in good faith reliance on and in conformity with information furnished to Company in writing by such Holder or owner specifically for use in such registration statement, preliminary or final prospectus, or amendment or supplement thereto, or (iii) an omission of material fact required to be stated in any registration statement under which such securities were registered, an preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, which omission was the result of the Indemnified Person's good-faith reliance on and in conformity with information furnished to Company in writing by such Holder or owner specifically for use in such registration statement, preliminary or final prospectus, or amendment or supplement thereto. Notwith standing the above, however, no Holder or owner of Warrant Stock shall be required to indemnify any Indemnified Person if any untrue statement or omission of material fact was made in reliance on the advise, conclusions, calculations, determinations, or authority of an expert so long as Holder or such owner of Warrant Stock had no reasonable ground to disbelieve, and did not in fact disbelieve, the accuracy or completeness of the information provided by the Holder or owner in reliance on such expert. A Holder or owner of Warrant Stock otherwise required to provide indemnification pursuant to this Section 3.7(b) shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability, provided,however, that no such Holder or owner of Warrant Stock shall be required to indemnify any person against any liability arising form any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any person other than Holder (or the indemnity obligation shall apply to the benefit of the Company, the Company's directors and officers, each underwriter and each other person, if any, who controls the Company or such underwriter and to no other persons or entities.

                (c) Subject to such modifications as the context may require, indemnification similar to that specified in Section 3.7(a) above shall be given by Holder and owners of Warrant Stock who have indemnity obligations (but only to the extent of such Holder or owner's obligations thereunder) with respect to any required registration or other qualification of Warrant Stock under any federal or state law or regulation of governmental authority other than the Securities Act.

                (d) If Company, Holder, or any owner of Warrant Stock receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Section 3.7(a), 3.7(b), or 3.7(c), the person claiming indemnification under such sections shall promptly notify the person against whom indemnification is sought of such complaint, notice, claim or action and such indemnifying person shall have the right to investigate and defend any such loss, claim, damage,


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liability, or action. The person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses sought unless the indemnifying party fails to promptly defend (in which case the fees and expenses of such separate counsel shall be borne by the person against whom indemnification is sought). In no even shall a person against whom indemnification is sought be obligated to indemnify any person for any settlement of any claim or action effecting without indemnifying person's prior written consent.

            3.8 Contribution. If the indemnification by Company as provided for in Sections 3.7(a) or 3.7(c) is unavailable or insufficient to hold harmless the Indemnified Persons in respect of any liability, then Company shall contribute to the amount paid or payable by such Indemnified Persons as a result of such liability in such proportion as is appropriate to reflect the relative fault of Company on the one hand and the Indemnified Person(s) on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to file the notice required hereunder. The relative fault of Company and the Indemnified Person(s) shall be determined by reference to, among other things, whether the untrue statement of material fact relates to the information supplied by Company or the Indemnified Person(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Company agrees that it would not be just and equitable if contributions pursuant to this
Section 3.8 were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above.

            3.9 Registration Rights Do not Necessarily Follow the Warrant Stock. Notwithstanding the provisions of this Section 3, if Holder causes Company to issue any Warrant Stock to a third party, or if Holder transfers any Warrant Stock issued to it to a third party, Holder shall retain the right to have those shares registered as set forth in this Section 3, and the third-party owner of such Warrant Stock shall not have any registration rights under this Warrant, unless the Company shall give its written consent to the transfer of such registration rights.

            3.10 Termination of Registration Rights. Notwithstanding the provisions of this Section 3, the rights to registration of the Warrant Stock shall terminate, as to any particular Warrant Stock, when such Warrant Stock shall have been lawfully sold by the holder pursuant to a registration statement or Rule 144 or may be sold pursuant to Rule 144 during any three month period or, if earlier, the later of ________, 2003 and one year after the final payment of all principal and accrued interest on the Note.


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

            3.11 Compliance with Rule 144. At the request of Holder or any owner of Warrant Stock who proposes to sell Warrant Stock in compliance with Rule 144 of the SEC, Company shall forthwith furnish to Holder or such owner a written statement of compliance with the filing requirements of the SEC as set forth in such Rule, as such Rule may be amended from time to time and make available to the public and Holder or such owner such information as will enable holder of the owner to make sales of Warrant Stock pursuant to Rule 144.

            3.12 Consent to Be Bound. Each subsequent Holder and each transferee of any Warrant Stock must consent in writing to be bound by the terms and conditions of this Section 3 in order to acquire the registration rights granted pursuant to this Section.

            3.13 Investment Intent. Holder represents and warrants that this Warrant and the Warrant Stock issuable upon exercise of the Warrant are being acquired by Holder solely for Holder's own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of the Warrant or the Warrant Stock issuable upon exercise of the Warrant.

            3.14 Sophistication. Holder represents and warrants that Holder is able to bear the economic risk of the investment required pursuant to this Warrant and the Warrant Stock issuable upon exercise of the Warrant and can afford to sustain a total loss on such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment and therefore has the capacity to protect its own interests in connection with the Warrant.

         4. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to Company of the ownership of and the loss, theft, destruction or mutilation of this War rant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to Company, or (in the case of mutilation) upon sur render and cancellation of the mutilated Warrant, Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         5. Protection Against Dilution.

            5.1 Adjustment for Stock Splits and Combinations. If Company at any time or from time to time after the Issuance Date effects a subdivision of the outstanding Warrant Stock, the Purchase Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if Company at any time or from time to time after the Issuance Date combines the outstanding shares of Warrant Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased.


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

Any adjustment under this Section 5.1 shall become effective as of the date and time the subdivision or combination becomes effective.

            5.2 Adjustment for Certain Dividends and Distributions. If Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
(2) the denom inator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this
Section 5.2 as of the time of actual payment of such dividends or distributions.

            5.3 Adjustments for Other Dividends and Distributions. In the event Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of Company other than shares of Common Stock, then and in each such event provision shall be made so that Holder shall receive upon exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company which Holder would have received had the Warrant been fully exercised for Common Stock on the date of such event and had Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this
Section 5 with respect to the rights of Holder.

            5.4 Adjustment for Reclassification, Exchange and Substitution. If the Warrant Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 5), then, and in any such event, Holder shall have the right there after, upon exercise of this Warrant to receive the kind and amount of stock and other securities and property receivable upon such reorganization, reclassification or other change, in an amount equal to the amount that Holder would have been entitled to had it immediately prior to such reorganization, reclassification or change exercised Holder's rights to purchase under this Warrant, but only at such time and to the extent this Warrant is actually exercised, all subject to further adjustment as provided herein.

            5.5 Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Warrant Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of the Warrant Stock provided for elsewhere in this
Section 5) or merger or consolidation of Company with or into another entity, or the sale of all or substantially all of Company's properties and assets to any other person then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that Holder shall thereafter be entitled to receive, upon exercise of rights to purchase under this Warrant (but only to the extent such rights are exercised), the number of shares of stock or other securities or property of Company, or of the successor entity resulting from such merger or consolidation or sale, to which a holder of Warrant Stock, or other securities, deliverable upon the exercise of purchase rights under this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 5 (including adjustment of the Purchase Price then in effect and number of shares purchasable) which shall be applicable after such events; provided, however, that any such adjustments shall be made so as to ensure that the provisions of this Section 5 applicable after such events shall be as equivalent as may be practicable to the provisions of this Section 5 applicable before such events.

            5.6 Officer's Certificate of Adjustment. In any case of an adjustment or readjustment of the Purchase Price, the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant, the Company's chief financial officer at its expense shall compute such adjustment or readjustment in accordance with the provisions hereof and shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to Holder at Holder's address as shown in Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including a statement of (a) the consideration received or deemed to be received by Company for any Warrant Stock issued or sold or deemed to have been issued or sold, (b) the Purchase Price at the time in effect, and
(c) the type and amount, if any, of other property which at the time would be received upon exercise of this Warrant.

Notwithstanding the above, the Holder may select and cause independent public accoun tants of recognized standing also to compute such adjustment or readjustment in accordance with the provisions hereof and to prepare a certificate showing such adjustment or readjustment. If, by such computation, the Holder shall determine that the computation performed by the Company's chief financial officer was incorrect by five percent (5%) and such inaccuracy was prejudicial to the Holder, then, at the option of Holder, the cost of Holder's computation and certificate preparation shall be borne by Company and shall be due and owing upon demand.

            5.7 No Change in Warrant Required. The form of this Warrant need not be changed because of any adjustment in the Purchase Price or in the number of shares of Warrant Stock purchasable on its exercise. A Warrant issued after any such adjustment on any partial exercise or in replacement may continue to express the same Purchase Price and the same number of shares of Warrant Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that Purchase Price and number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

            5.8 Reservation of Shares. Company recognizes that since the Warrant Amount is a fixed number, the adjustments provided in this Section will alter the number of shares subject to purchase rights and agrees to adjust the appropriate number(s) of shares reserved pursuant to Section 7.1 for issuance upon exercise of purchase rights.

         6. Transfer of Securities.

            6.1 Transfer. Subject to the restrictions on transfer contained in the Agreement, this Warrant and all rights hereunder are transferable on the books of Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, Holder hereof may be treated by Company and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of Company, any notice to the contrary notwithstanding; but until such transfer on such books, Company may treat the registered Holder hereof as the owner for all purposes.

            6.2 Rights Under Agreement. The Shares issuable upon the exercise of this Warrant are subject to the terms, conditions and limitations set forth in the Agreement.

            6.3 Payment of Taxes. All Shares issued upon the exercise of rights under this Warrant shall be validly issued, fully paid and nonassessable, and Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for Shares in any name other than that of Holder surrendered in connection with the purchase of such Shares, and in such case Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to Company's satisfaction that no tax or other charge is due.

         7. Affirmative Duties of Company.

            7.1 Reservation of Warrant Stock. Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the purchase rights under this Warrant, such number of shares of Warrant Stock as shall be issuable upon the exercise hereof. Com pany covenants and agrees that, upon such exercise all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable.

            7.2 No Dilution or Impairment. Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolu tion, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, Company will take all such action as may be necessary or appropriate in order that Company may validly and legally issue fully paid and nonassessable Warrant Stock upon the exercise of the purchase rights in this Warrant.

         8. Notices to Warrant Holder.

            8.1 Notices to be Given. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter or as having any rights whatsoever as a shareholder of Company. If, however, at any time prior to the expiration (by lapse of time or complete exercise) of the purchase right under this Warrant, any of the following events shall occur:

                (a) Company shall take a record of the holders of its shares of Warrant Stock for the purpose of entitling them to receive a dividend or distribution; or

                (b) Company shall offer to the holders of its Common Stock generally any additional shares of capital stock of Company or securities convertible into or exchangeable for shares of capital stock of Company, or any option, right or warrant to subscribe therefor; or

                (c) Company shall reclassify its Common Stock; or

                (d) Company shall engage in or enter into any capital reorganization, consolidation or merger; or

                (e) A dissolution, liquidation or winding up of Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then Company shall give written notice of such event to Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to receive such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

            8.2 Listing on Stock Exchange. The Common Stock is currently listed on NASDAQ. If the Company at any time lists any Common Stock or other securities of the same class as those issuable on exercise of this Warrant on any national securities (other than NASDAQ), the Company will, at its sole expense, simultaneously list on that exchange, an official notice of issuance on exercise of this Warrant and maintain such listing or inclusion of all shares of Warrant Stock or other securities from time to time issuable on exercise of this Warrant.

            8.3 Methods; Addresses. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when delivery is con firmed electronically, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) as a party may designate for itself by like notice):

                           (a)       If to Holder:

                                     ------------------------
                                     ------------------------
                                     ------------------------
                                     ------------------------
                                     ------------------------

                                     With copy to:

                                     ------------------------
                                     ------------------------
                                     ------------------------
                                     ------------------------
                                     Facsimile: (310) 556-1418

                           (b)       If to Company:

                                     Diedrich Coffee, Inc.
                                     Attention: President
                                     2144 Michelson Drive
                                     Irvine, California 92612
                                     Facsimile: (714) 756-1144

                                     With copy to:

                                     Paul, Hastings, Janofsky & Walker LLP
                                     Attention:  Peter J. Tennyson
                                     Seventeenth Floor
                                     695 Town Center Drive
                                     Costa Mesa, California 92626
                                     Facsimile:  (714) 979-1921

            8.4 Warrant Agent. The Company may, on written notice to the Holder, appoint an agent for the purposes of issuing Warrant Stock or other securities on the exercise of this Warrant and/or replacing or exchanging this Warrant. If any such appointment is made, any issuance, replacement, or exchange shall be made at that office by that agent.

            8.5 No Right as Shareholder. No Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a shareholder of the Company for the purposes, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, to give or withhold consent to corporate action, to receive notice of meetings of shareholders, or to receive dividends or subscription rights or otherwise.

         9. Miscellaneous.

            9.1 Survival of Covenants. All agreements and covenants made herein shall survive the execution and delivery hereof.

            9.2 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any one or more of such failures or delays constitute a course of performance or dealing on which Company is entitled to rely, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

            9.3 Cost of Enforcement. If any default is made in the fulfillment of Company's duties under this Warrant, Company shall pay Holder all costs of enforcement, including, without limitation, reasonable attorneys' and accountants' fees and costs of appeals and interest on any sums actually disbursed at the rate set forth herein.

            9.4 Governing Law. This Warrant has been executed in and shall be governed by the laws of the State of California. As part of the consideration for Holder's investment herein, Company and Holder hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by Holder or Company, may, at the option of Holder, be litigated in courts having situs within the State of California, County of Orange and Company hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon Company wherever Company may be located, or by certified or registered mail directed to Company at its last known address. Company and Holder waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder.

            9.5 Modification. Neither this Warrant nor any provision hereof may be amended, modified, waived, discharged or terminated with respect to Holder unless agreed to by the Holder.

            9.6 Severability. Whenever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Warrant is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Warrant.

            9.7 Further Assurance. At any time or from time to time upon the request of Holder, Company will execute and deliver such further documents and do such other acts and things as Holder may reasonably request in order fully to effectuate the purposes of this Warrant, the exercise of Holder's purchase right.

            9.8 Successors. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

            9.9 Headings. The section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

            9.10 Construction. Both of the parties have participated in the drafting of this Warrant. Consequently, no provision of this Warrant shall be construed in favor of or against any party by reason of his or its attorney having drafting it.

                            [Signature Page Follows]

                           [SIGNATURE PAGE - WARRANT]

                  IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed as of the day and year first written above.

                                             DIEDRICH COFFEE, INC.


                                             By:
                                                --------------------------------
                                                     Kerry Coin, President

                                             NUVRTY, INC.


                                             By:
                                                --------------------------------
                                                    -------------,--------------